LMI aerospace

a higher level of performance









Pathway to Equity Growth

August 2016

Safe Harbor Statement and Non-GAAP Financial Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are only predictions and are not guarantees of future events or results. Such statements are subject to known and unknown risks, uncertainties and assumptions, certain of which are beyond LMI Aerospace's ability to control or predict. Accordingly, actual results may differ materially from the forward-looking statements contained in this presentation. For example, statements concerning future benefits of LMI Aerospace's integration and cost savings initiatives, exposure to key aerospace platforms and their production rates, target opportunities, as well as LMI Aerospace's financial condition, possible or expected results of operations, including targeted financial returns, commercialization of new products, growth opportunities and plans of Management, are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks, uncertainties and assumptions LMI Aerospace faces that may affect forward-looking statements, see the company's Annual Report on Form 10-K filed for the year ended December 31, 2015, and in subsequent reports filed or to be filed with the Securities and Exchange Commission, which can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

Non-GAAP Financial Measures

This presentation may include references to EBITDA and Adjusted EBITDA, which are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP measures. Companies may calculate non-GAAP measures differently. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation to the most comparable GAAP measure for EBITDA and Adjusted EBITDA can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

LMI Aerospace | Company Snapshot

- LMI Aerospace designs and manufactures complex aerospace structural assemblies, structures, components and kits
- Strategically positioned on key commercial, business jet and military platforms from Boeing, Gulfstream, Sikorsky and other top OEMs
- Commercial aerospace industry production and backlog at record levels
- Aerostructures supply agreements are generally sole-source and long-term
- Platform transitions have allowed LMI to increase shipset values on growing platforms
- Cost savings and customer base diversification have returned Engineering Services to profitability

2015 Total Revenue: $376.3 Million

($ in millions, prior to intercompany eliminations)



Engineering $49
13%
87%
Aerostructures $327



Other $29
8%
Military $50
13%
53%
Large Commercial $199
26%
Business & Regional $98

Pathway to Equity Growth

1. Revitalized management & board with deep industry expertise

- Strong management team with 90 years combined industry expertise
- Three new directors including a new Chairman
- Significant board & management stock ownership (17.6%)

2. Accelerating Aerostructures growth with expanded aircraft content

- Substantial content wins on 737 MAX; anticipate significant production rate increases in 2017 & beyond
- Share gains on other marquee platforms: G500/600 & 787
- Prospects for content growth on 777X

3. Driving Aerostructures operational excellence

- Reorganized operations around Centers of Excellence: Assembly & Machining; Fabrication, Processing & Composites
- Ongoing production & overhead cost reductions
- Investing in capital equipment & ERP system to support growth

4. Reinvigorating Engineering Services revenue growth & profitability

- Plan to diversify customer base working – growth in new customers including Tiers 1s & airlines
- Partnering U.S. & Sri Lanka engineers to provide lower cost point for customers
- 2015 cost reductions helped right-size the business

5. Prioritizing cash flow & deleveraging

- $48 million free cash flow over last two years
- Targeting to improve leverage ratio from 5.4x in 2015 to ~3.0x by end of 2018

6. Significant opportunity for value creation

- Strong outlook on revenues
- Earnings and deleveraging should drive equity value growth

Pathway to Equity Growth

1. Revitalized management & board with deep industry expertise

2. Accelerating Aerostructures growth with expanded aircraft content

3. Driving Aerostructures operational excellence

4. Reinvigorating Engineering Services revenue growth & profitability

5. Prioritizing cash flow & deleveraging

6. Significant opportunity for value creation

Strong Leaders & Directors with Deep Industry Expertise



Daniel Korte, CEO
- Joined in March 2014
- 30+ years aerospace experience
- Prior: President of Rolls-Royce's $4B Defense Aerospace business; VP of Boeing's $5B Global Strike Systems business



Brian Olsen, President Engineering Services
- Appointed to lead Engineering Services in February 2015
- 34+ years aerospace experience
- Prior: Exec. Director of Business Development, LMI



Cliff Stebe, CFO
- Became CFO in November 2013
- 6 years aerospace experience
- Prior: Corporate Controller, LMI (from 2010); Senior Manager, PricewaterhouseCoopers



David Wright, VP Corporate & Business Development
- Rejoined in 2016
- 20 years aerospace experience
- Prior: VP of Business Development, Omada; Exec. Director of BD, LMI

90 Years Aerospace & Defense Experience

DIRECTORS SINCE 2014

- **Gerald Daniels, Chairman** – Formerly Chief Executive and Vice Chairman, Engineered Support Systems; and Chief Executive, Boeing Military Aircraft and Missile Systems
- **Gregory Summe** – Managing Partner of Glen Capital Partners LLC, which owns 11% of LMI; formerly Vice Chairman of Global Buyout, The Carlyle Group; Chairman and CEO of PerkinElmer Inc.; President of AlliedSignal (now Honeywell) jet engines and AlliedSignal General Aviation Avionics
- **Steven Schaffer** – Formerly Vice President of Supplier Management at Boeing overseeing all outside production for Boeing Commercial Airplanes

Pathway to Equity Growth

1. Revitalized management & board with deep industry expertise
2. Accelerating Aerostructures growth with expanded aircraft content
3. Driving Aerostructures operational excellence
4. Reinvigorating Engineering Services revenue growth & profitability
5. Prioritizing cash flow & deleveraging
6. Significant opportunity for value creation

Solid Outlook for Commercial and Business Jet Markets

Passenger jet fleet expected to double

Global Passenger Jet Fleet


50,000
40,000
30,000
20,000
10,000
0
No. of Aircraft
21,600
43,560
21,960
16,090
5,510
38,050
2014
2034
Retained
Replacement
Growth

OEM backlogs at all-time high

OEM Backlogs


14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
No. of Aircraft
2006-2015 CAGR = 10%
2,533
2,931
3,488
3,311
4,682
4,373
6,774
5,758
2006
2009
2012
2015
Boeing
Airbus

Business jet market is expected to grow

Business Jet Outlook


1,200
1,000
800
600
400
200
0
Aircraft Units
2015
2020
2025
Very High Speed – Ultra Long Range
Ultra Long Range
Long Range
Large
Medium-Large
Medium
Light-Medium
Light
Very Light

LMIA is 80% exposed to growing markets

LMIA 2015 Aerostructures Revenue


Other
8%
Military
12%
80%
Large Commercial, Business, and Regional Jets

Sources: Wall Street research, Airline Monitor, Forecast International, Company filings, Boeing Current Market Outlook 2015, Honeywell

Strong Aerostructures Position on Leading Growth Platforms

"Heart of the market" platform exposure

2015 Aerostructures Revenue by Platform



Military: $39M, 12%
Other Military 6%
Other 8%
Blackhawk 6%
Other B/R 4%
G650 10%
G450/550/500/600 11%
Other LC 7%
747 4%
777 5%
787 8%
737 30%
Large Commercial: $176M, 54%
Business & Regional: $85M, 26%

Deep relationships with leading customers

2015 Aerostructures Revenue by Customer



All Other, 16%
Customer 6, 2%
Customer 5, 4%
Customer 4, 8%
Boeing, 12%
Gulfstream, 16%
Spirit, 41%

Right Platforms ▪ Right Customers

Aerostructures is Well-positioned on Next-generation Large Commercial Platforms

Based on current wins: ~15% CAGR with growth taking off in 2017



Boeing 737 & 737 MAX
- Grew share 75% on 737 MAX
- Leading-edge, cockpit crew floor, bulkhead structure, wheel-well assemblies, hard-metal pylon details



Boeing 787
- Fuselage assemblies, electronic racks, structural sheet metal, machined components



Boeing 777X
- Have secured $50K/shipset in new content so far


~25% CAGR
$98
8 yrs
2015A
2018 Target
Years of backlog


~5% CAGR
$27
8 yrs
2015A
2018 Target
Years of backlog

($ in millions)

Note: Years of backlog based on current deliveries

Aerostructures has Grown Share at Gulfstream & Winning Content with New Business & Regional Jet Customers



~7% CAGR
Tooling
Platform
Other
New Customer & Platform
G650
G450/550 & 500/600
2015
2018 Target

Based on current wins:
- 3% Total CAGR
- 7% Platform CAGR



Gulfstream 450/550 and 500/600
- Growing 500/600 backlog
- Leading edge assemblies, bonded fuselage skins, structural sheet metal

LMI grew 500/600 share +59% over legacy platforms



Gulfstream 650
- Strong backlog
- Leading-edge assemblies and components, fuselage and wing skins, structural sheet metal

Solid content with opportunities



Confidential

New customer, new platform
- Flaps, vanes, ailerons and pylons

Note: 2015 excludes tooling revenue

Superior Aerostructures Capabilities Across 2 Centers of Excellence

Assembly & Machining


12'







- Simple to large & complex
- Flight surfaces
- Composite assembly
- Electro-mechanical
- Kitting

- High-speed 3,4,5 axis
- Dedicated cell systems
- Hard and soft metal
- Large and long structures
- Lights-out operations

Fabrication, Processing & Composites





- Large panel stretch pressing
- Brake forming
- Hydro forming
- Large extrusion stretch
- Processing

Why Aerostructures is Winning Share?

Integrated Full-service Provider


Program Management
Leveraging Engineering Services
Customer Service
Fabrication & Processing
Complex Machining & Assemblies
Composites

With:

- Efficient operations
  - Vertically integrated
  - Nonunion
  - Access to low-cost geography
  - Lean culture
- Industry-leading delivery and quality performance
- Close proximity to customers
- Deep customer relationships
- Strong customer-service reputation

High Visibility to Meaningful Aerostructures Revenue Growth



10%+ CAGR
$327
$27
$39
$85
$176
~10% CAGR
~(10)% CAGR
~3% CAGR
~15% CAGR
Other
Military
Business & Regional
Large Commercial
2015
Aerostructures
2018
Aerostructures
Target

($ in millions)

Pathway to Equity Growth

1. **Revitalized management & board with deep industry expertise**
2. **Accelerating Aerostructures growth with expanded aircraft content**
3. **Driving Aerostructures operational excellence**
4. **Reinvigorating Engineering Services revenue growth & profitability**
5. **Prioritizing cash flow & deleveraging**
6. **Significant opportunity for value creation**

Aerostructures Cost Improvement Initiatives



Leveraging purchasing power
Value engineering
Lean manufacturing initiatives
Insourcing initiatives / better facility utilization
Closing Wichita Sheet-metal Fabrication Operation
Closed Coweta Machining Plant
Closed Kansas City Office
Closed St. Charles Machining Plant
Closed Ft. Worth Machining Plant
Closed Savannah Machining Center
2013
2014
2015
2016
2017
2018

Targeting Margin Expansion through 2018

Pathway to Equity Growth

1. **Revitalized management & board with deep industry expertise**
2. **Accelerating Aerostructures growth with expanded aircraft content**
3. **Driving Aerostructures operational excellence**
4. **Reinvigorating Engineering Services revenue growth & profitability**
5. **Prioritizing cash flow & deleveraging**
6. **Significant opportunity for value creation**

Plan to Diversify Engineering Customer Base is Working

- **Expect new customer growth including Tiers 1s & airlines to help stabilize sales –** increasing opportunities in diverse sectors

MILITARY

Lockheed Martin
Raytheon
Northrop Grumman



SPACE

Orbital ATK
Virgin Galactic



AFTERMARKET

GoGo
American Airlines
NORDAM

Wifi

- **Partnering U.S. & Sri Lanka engineers to provide lower cost point for customers**
  - Larger scale support for anchor OEM and Tier 1 customers
  - Development of Sri Lanka engineering team for scalability

Engineering Services Cost-savings Actions

- **2015 cost reductions helped right-size the business**
  - Improved integration and efficiency in all areas of the business



Drive high resource utilization
Closed Greenville Engineering Office
Closed Australia Engineering Office
Reduced Management Positions
Combined Washington State Engineering Offices
Integrated Engineering Systems
2013
2014
2015
2016
2017
2018

Pathway to Equity Growth

1. Revitalized management & board with deep industry expertise
2. Accelerating Aerostructures growth with expanded aircraft content
3. Driving Aerostructures operational excellence
4. Reinvigorating Engineering Services revenue growth & profitability
5. Prioritizing cash flow & deleveraging
6. Significant opportunity for value creation

Prioritizing Cash Flow & Deleveraging

Product Inventory Initiatives

- Improved demand planning
- Improved production discipline
- Working toward just-in-time material delivery, including vendor consignments
- Scrap-reduction initiatives
- **25-day improvement in inventory turns[1] since 2013, developing further opportunities**

A/R and A/P Initiatives

- Using payment-card program to extend terms
- **Using supplier terms to offset customer demands**
- Minimizing growth in net DSO and DPO spread

Cash-focused Culture

- **Free cash flow is key component of annual incentive compensation for executive leadership and plant GMs**
- High ROIC hurdles for capital spending
- Frequent review of cash flow
- Daily monitoring of cash transactions

Net Debt



Net Debt
Net Leverage
5.7x
5.4x
~3x
$289
$244
2013
2015
2018 Target

($ millions)

1. Inventory turns refers to product inventory excluding deferred contract costs

Pathway to Equity Growth

1. **Revitalized management & board with deep industry expertise**
2. **Accelerating Aerostructures growth with expanded aircraft content**
3. **Driving Aerostructures operational excellence**
4. **Reinvigorating Engineering Services revenue growth & profitability**
5. **Prioritizing cash flow & deleveraging**
6. **Significant opportunity for value creation**

Significant Opportunity for Value Creation


REVENUE
~9%
CAGR
$375
2015
2018 Target


ADJ. EBITDA MARGIN
~15+%
12%
2015
2018 Target


NET LEVERAGE
5.4x
~3x
2015
2018 Target

Anticipated Strong Revenue Growth and Earnings
Combined with Deleveraging

($ in millions)

Pathway to Equity Growth

1. Revitalized management & board with deep industry expertise
2. Accelerating Aerostructures growth with expanded aircraft content
3. Driving Aerostructures operational excellence
4. Reinvigorating Engineering Services revenue growth & profitability
5. Prioritizing cash flow & deleveraging
6. Significant opportunity for value creation